                                                                         EXHIBIT
                                                                           10.17


                               FOURTH AMENDMENT
                               ----------------
                                      AND
                                      ---
                               WAIVER AGREEMENT
                               ----------------

     FOURTH AMENDMENT AND WAIVER AGREEMENT (this "WAIVER AGREEMENT") dated as of March 30, 1998 by and among Moore Medical Corp. (the "BORROWER"), BankBoston, N.A. (as successor by merger to Bank of Boston Connecticut) and certain other lending institutions (collectively, the "BANKS"), and BankBoston, N.A. (as successor by merger to Bank of Boston Connecticut), as agent for the Banks (in such capacity, the "AGENT"), amending a certain Revolving Credit Agreement dated as of January 9, 1996, as amended by the First Amendment Agreement dated as of March 1, 1996, the Second Amendment Agreement dated as of December 27, 1996 and the Third Amendment and Waiver Agreement dated as of April 14, 1997 (as amended, the "CREDIT AGREEMENT").


                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Borrower has requested that the Banks amend certain terms and conditions of the Credit Agreement and waive certain Events of Default which exist under the Credit Agreement; and

     WHEREAS, the Banks are willing to amend such terms and conditions and waive such Events of Default on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.     DEFINITIONS. Capitalized terms used herein without definition
               -----------
that are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2.     RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's
               -----------------------------------
obligations and liabilities to the Agent and the Banks, and all the Agent's and Banks' obligations and liabilities to the Borrower, as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, except as otherwise expressly modified in this Waiver Agreement upon the terms set forth herein, are, by the Borrower's, the Agent's and Banks', execution of this Waiver Agreement ratified and confirmed in all respects. In addition, by the Borrower's execution of this Waiver Agreement, the Borrower represents and warrants that, subject to the provided and provided, however, clauses of Section
                              --------     --------  -------
5.4 of the Credit Agreement, no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

     (S)3.     REPRESENTATIONS AND WARRANTIES. All of the representations and
               ------------------------------
warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except for the Events of Default described in (S)5 hereof and except to the extent that any of such representations and warranties relate by their terms to a prior date and except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect.

     (S)4.     CONDITIONS PRECEDENT. The effectiveness of the amendments and
               --------------------
waivers contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

               (a)  Representations and Warranties. All of the representations
                    ------------------------------
     and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in (S)3 hereof.

               (b)  Performance; No Event of Default. The Borrower shall have
                    --------------------------------
     performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default except for the Events of Default described in (S)5 hereof.

               (c)  Corporate Action. All requisite corporate action necessary
                    ----------------
     for the valid execution, delivery and performance by the Borrower of this Waiver Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

               (d)  Delivery. The parties hereto shall have executed and
                    --------
     delivered this Waiver Agreement. In addition, the Borrower shall have executed and delivered such further instruments, and take such further action as the Agent and the Banks may have reasonably requested, in each case further to effect the purposes of this Waiver Agreement, the Credit Agreement and the other Loan Documents.

               (e)  Fees and Expenses. The Borrower shall have paid to the Agent
                    -----------------
     and the Banks all fees and expenses incurred by the Agent in connection with this Waiver Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

     (S)5.     WAIVERS. Subject to the satisfaction of the conditions set forth
               -------
below, the Banks waive those Events of Default that have occurred under the Credit Agreement as a result of the Borrower's failure on or before April 3, 1998 to comply with those sections of the Credit Agreement set forth on Schedule
                                                                        --------
2 attached hereto. The waiver set forth in this (S)5 shall be effective only for
-
those Events of Defaults contained in the Credit Agreement as specified in the preceding sentence occurring on or before April 3, 1998 and such waiver shall not entitle the Borrower to any future waiver in similar or other circumstances. Without limiting the foregoing, upon the occurrence of an Event of Default after April 3, 1998, or if an Event of Default has occurred and is continuing on the date hereof that is not set forth on Schedule 2, the Banks shall be free in
                                     ----------
their
sole and absolute discretion to accelerate the payment in full of the Borrower's indebtedness to the Agent and the Banks under the Loan Agreement and the other Loan Documents, and may, if the Banks so elect, proceed to enforce any or all of the Agent's and the Banks' rights under or in respect of the Credit Agreement, the Notes and the other Loan Documents and applicable law.

     (S)6.     AMENDMENTS TO (S)(S)10.1, 10.2, 10.4 and 10.5.  Effective as of
               --------------      --------------------------
January 4, 1998, Sections 10.1, 10.2, 10.4 and 10.5 of the Credit Agreement are hereby amended in their entirety to read as follows:

               "(S)10.1.  Earnings Before Interest and Taxes to Total Interest
                          ----------------------------------------------------
     Expense.  The Borrower will not permit the ratio of Earnings Before
     -------
     Interest and Taxes to Consolidated Total Interest Expense to be less than 1.5:1.0 for (i) the fiscal quarter of the Borrower ended April 4, 1998,
     (ii) the period of two consecutive fiscal quarters of the Borrower ending on July 4, 1998, (iii) the period of three consecutive fiscal quarters of the Borrower ending on October 3, 1998 and (iv) any period of four consecutive fiscal quarters of the Borrower ending on or after January 2, 1999."

               "(S)10.2.  Cash Flow to Financial Obligations.  The Borrower will
                          ----------------------------------
     not permit the ratio of (a) the sum of (i) Consolidated Operating Cash Flow plus (ii) up to $2,500,000 of Capital Expenditures incurred by the Borrower
     ----
     solely in connection with the upgrade of its computer systems to (b) Consolidated Financial Obligations to be less than 1.25:1.0 for (i) the fiscal quarter of the Borrower ended April 4, 1998, (ii) the period of two consecutive fiscal quarters of the Borrower ending on July 4, 1998, (iii) the period of three consecutive fiscal quarters of the Borrower ending on October 3, 1998, (iv) any period of four consecutive fiscal quarters of the Borrower ending on or after January 2, 1999."

               "(S)10.4.  Consolidated Tangible Net Worth Ratio.  The Borrower
                          -------------------------------------
     will not permit Consolidated Tangible Net Worth to be less than the sum of $22,500,000 plus, on a cumulative basis, fifty percent (50%) of positive
                 ----
     Consolidated Net Income for each fiscal year of the Borrower ending on or after January 2, 1999."

               "(S)10.5.  Capital Expenditures.  The Borrower will not make or
                          --------------------
     permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $5,500,000.

     (S)7.     AMENDMENT OF SCHEDULE 1.    Schedule 1 to the Credit Agreement is
               -----------------------     ----------
hereby amended in its entirety to read as set forth on Schedule 1 attached
                                                       ----------
hereto.

     (S)8.     EXPENSES. The Borrower agrees to pay to the Agent upon demand an
               --------
amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred or sustained by the Agent in connection with the preparation of this Waiver Agreement and any related matters.

     (S)9.     MISCELLANEOUS.
               -------------

               (a) This Waiver Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

               (b) Except as otherwise expressly provided by this Waiver Agreement, all of the respective terms, conditions and provisions of the Credit Agreement shall remain the same and in full force and effect. It is declared and agreed by each of the parties hereto that this Waiver Agreement and the Credit Agreement be read and construed as one instrument, and all referenced in the Loan Documents to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended by this Waiver Agreement.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Waiver Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.



                                   MOORE MEDICAL CORP.


                                   By:  /s/  John A. Murray
                                        -------------------
                                   Title:  Vice President


                                   BANKBOSTON, N.A. (AS SUCCESSOR BY MERGER TO
                                   BANK OF BOSTON CONNECTICUT)
                                   INDIVIDUALLY AND AS AGENT


                                   By:  /s/  Donald W. Peters
                                        ---------------------
                                   Title:  Vice President

                                  SCHEDULE 1
                                  ----------
                                      TO
                                      --
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

---------------------------------------------------------------------------------------------------
               BANK                     COMMITMENT               COMMITMENT
               ----                     ----------               ----------
                                        PERCENTAGE
                                        ----------
---------------------------------------------------------------------------------------------------
BankBoston, N.A.                         100.00%                 $10,000,000
81 West Main Street
Waterbury, Connecticut 06702
Attn:  Donald Peters,
Vice President
Telephone:  (203) 575-3733
Telecopy:   (203) 574-7599
---------------------------------------------------------------------------------------------------
TOTAL COMMITMENT                         100%                    $10,000,000
----------------                        ------                   -----------
---------------------------------------------------------------------------------------------------

                                  SCHEDULE 2
                                  ----------

             Existing Events of Default under the Credit Agreement
             -----------------------------------------------------

Failure to comply with (S)(S)10.1, 10.2 and 10.4 of the Credit Agreement as of January 3, 1998.